UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004

STEWART ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)

110 Veterans Memorial Boulevard

Metairie, Louisiana 70005
 (Address of principal executive offices) (Zip Code)

(504) 837-5880

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     Stewart Enterprises, Inc. (“The Company”) has finalized its discussions with the staff of the Securities and Exchange Commission regarding the application of FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities (“FIN 46R”), to the statutorily required trusts (the “Trusts”) utilized by the Company. FIN 46R was implemented by the Company as of April 30, 2004. The Company’s conclusions regarding the application of FIN 46R to its Trusts are fully described in a letter to the SEC attached as Exhibit 99.1 to this Current Report on Form 8-K, which exhibit is herby incorporated by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit Number	Description
99.1	Letter dated July 21, 2004 from Service Corporation International, Stewart Enterprises, Inc., Alderwoods Group, Inc. and Carriage Services to Mr. Donald T. Nicolaisen, Chief Accountant of the Securities and Exchange Commission, regarding the Company’s conclusions on the application of FIN 46R to the Company’s statutorily required trusts.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART ENTERPRISES, INC.
July 27, 2004	/s/ Michael G. Hymel
Michael G. Hymel
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter dated July 21, 2004 from Service Corporation International, Stewart Enterprises, Inc., Alderwoods Group, Inc. and Carriage Services to Mr. Donald T. Nicolaisen, Chief Accountant of the Securities and Exchange Commission, regarding the Company’s conclusions on the application of FIN 46R to the Company’s statutorily required trusts.